UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2013

Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 W. Wall, Suite 1400	79701
Midland, Texas	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (432) 689-5200

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2012 Cash Bonuses for Executive Officers
On March 7, 2013, in accordance with the Amended and Restated Legacy Reserves LP Compensation Policy effective February 18, 2010 and modified on March 1, 2012 (the “2010 Compensation Policy”), the Compensation Committee (the "Committee") of Legacy Reserves GP, LLC, the general partner (the "General Partner") of Legacy Reserves LP (the "Partnership"), determined the Chief Executive Officer's 2013 bonus awards as follows, and on March 7, 2013, upon recommendation of the Committee, the board of directors (the "Board") of the General Partner approved the bonus awards with respect to the remaining executive officers.
Subjective Cash Award. Each executive officer will be awarded such subjective amount of cash bonus (up to 50% of the aggregate annual amount), as set forth under “Subjective Factor” in the table below.
Objective Cash Award. The objective component (up to 50% of the annual cash bonus) is based on a formula based on EBITDA and growth in cash distributions per unit, weighted equally.
Accordingly, the following cash bonuses with respect to each executive officer will be awarded:

	Objective				Subjective			Total Bonus
Executive Officer	2012 Salary	Objective Factor	% of Objective Factor Earned	Bonus Amount(1)	Subjective Factor	% of Subjective Factor	Bonus Amount
Cary D. Brown	$450,000	65%	62.41%	$182,549	65%	85%	$248,625	$431,174
Paul T. Horne	$300,000	40%	62.41%	$74,892	40%	85%	$102,000	$176,892
Kyle A. McGraw	$300,000	40%	62.41%	$74,892	40%	90%	$108,000	$182,892
James Daniel Westcott	$275,000	50%	62.41%	$85,814	50%	90%	$123,750	$209,564
Dan G. LeRoy	$230,000	30%	62.41%	$43,063	30%	85%	$58,650	$101,713

(1) The amounts are determined by using a weighted earned percentage of 62.41% of the Objective Factor as determined in accordance with the formula set forth in the 2010 Compensation Policy.

2013 Phantom Unit Grants
On March 7, 2013, in accordance with the 2010 Compensation Policy, the Committee approved the following phantom unit awards and associated distribution equivalent rights for Mr. Cary D. Brown, and, with respect to the remaining executive officers, recommended the following phantom unit awards to the Board and the Board on March 7, 2013 approved such awards.
Objective or Performance-Based Equity Compensation. In accordance with the 2010 Compensation Policy, the objective or performance-based component is granted at a number determined by the “Objective Factor” percentage of the respective executive officer's prior fiscal year salary as set forth in the table below.
Subjective or Service-Based Component. As determined by the Committee, each executive officer was awarded 100% of the percentage of 2012 salary as set forth in the table below under the heading “Subjective Grant - Subjective Factor.”

	Objective Grant			Subjective Grant
Executive Officer	2012 Salary	Objective Factor(1)	Maximum Phantom Units (2)	Subjective Factor(1)	Subjective Award	Phantom Units(3)
Cary D. Brown	$450,000	165%	31,569	110%	100%	19,105
Paul T. Horne	$300,000	105%	13,393	70%	100%	8,105
Kyle A. McGraw	$300,000	105%	13,393	70%	100%	8,105
James Daniel Westcott	$275,000	90%	10,523	60%	100%	6,368
Dan G. LeRoy	$230,000	45%	4,401	30%	100%	2,663
____________________
(1)Represents percentage of 2012 salary.
(2)Based on the 20-day trading day average prior to January 1, 2013, or $23.52. Represents maximum number of phantom units available to vest in one-third tranches over the next three years starting February 18, 2014 pending attaining specified performance criteria. Unvested phantom units and associated DERs will be forfeited.
(3)Based on the 20-day average closing price of Partnership units ended on the last trading day prior to March 7, 2013, or $25.91. Subjective grant phantom units vest annually in one-third increments beginning on February 18, 2014. These phantom units are service-based and are not subject to any performance criteria.

Revised Legacy Reserves LP Compensation Policy
On March 7, 2013, the Committee approved the following revised compensation policy applicable to the General Partner's Chairman, President and Chief Executive Officer, Cary D. Brown. With respect to the General Partner's remaining executive officers, the Committee recommended the following revised compensation policy to the Board of the General Partner, and the Board approved this revised compensation policy (collectively referred to as the “Compensation Policy”).
This Compensation Policy replaces and supersedes the 2010 Compensation Policy and applies to incentive awards granted commencing in fiscal year 2014 in accordance with this Compensation Policy with respect to the Partnership's and the executive officers' performance during fiscal year 2013.
This Compensation Policy revised the vesting and performance measurement periods for the objective and subjective components of the equity-based incentive compensation portion of the policy from a one-year vesting and measurement period to a three-year vesting and measurement period. In addition, the equity awards will now be weighted 60% according to subjective criteria determined by the compensation committee and 40% according to objective criteria. The provisions of the Compensation Policy are set forth below.
This Compensation Policy is designed to make the General Partner's executive officers total compensation comparable to that of similarly-sized publicly traded limited partnerships and exploration and production companies.
The executive officer compensation strategy is designed to:

•	align the compensation of the executive officers with unitholder return;

•	provide financial incentives to our executive officers for performance, achievement of goals and enhancement of unitholder value;

•	drive and support the long-term goal of sustainable growth in unit distributions and total unitholder return by paying for performance; and

•	enable the Partnership to attract and retain highly qualified executive officers.

Cash Incentive Compensation (Cash Bonus). The objective and subjective components of the cash incentive compensation each comprise 50% of the target bonus expressed as a percentage of annual salary for each executive officer, as set forth in the following table. The percentages listed below will be applied with respect to the Partnership's and executive officers' performance during fiscal year 2013, but may change in the future at the Committee's discretion.

		Target Cash Bonus As a Percentage of Annual Salary
Executive Officer	Title	Subjective	Objective	Total
Cary D. Brown	Chairman of the Board, President and Chief Executive Officer	55%	55%	110%
Paul T. Horne	Executive Vice President and Chief Operating Officer	40%	40%	80%
Kyle A. McGraw	Director, Executive Vice President and Chief Development Office	40%	40%	80%
James Daniel Westcott	Executive Vice President and Chief Financial Officer	40%	40%	80%
Dan G. LeRoy	Vice President, General Counsel and Secretary	20%	20%	40%

The objective component (up to 50% of the annual cash incentive compensation) will be based on two measures of equal weight:

•	EBITDA (as defined as Adjusted EBITDA in the Partnership's annual report on Form 10-K); and

•	Growth in cash distributions per unit.

The percentage levels that may be earned each year are based on the ranges of performance levels with respect to each target as set forth in the following table, as determined by straight-line interpolation.
The General Partner's executive officers will not receive a cash bonus (with respect to either of the two performance measures) under this objective component unless the Partnership maintains its cash distribution per unit or achieves EBITDA that is at least 85% of the target EBITDA for the year.

Measure	Weight	Performance Level/Percent Earned
EBITDA	50%	85% of Target	100% of Target	115% of Target
		50%	100%	150%
Growth in Cash Distributions Per Unit	50%	0% Growth	7.5% Growth	15% Growth
		50%	100%	150%

These objective measures are intended to align the incentive compensation of each executive officer with unitholder return by rewarding performance that maintains or grows distributions and exceeds the specified EBITDA target levels. EBITDA and growth in cash distributions per unit are used to determine the objective component of the cash bonus. The respective target levels, for purposes of the annual cash bonus determination only, will be set by the Committee at the beginning of each year after considering management's recommendation.
Equity-Based Incentive Compensation. The equity-based incentive compensation also employs a mix of subjective (weighted at 60% of total) and objective (weighted at 40% of total) measures.
Subjective or Service-Based Component. The subjective or service-based component is determined by a subjective evaluation of prior fiscal year performance and, with respect to each executive officer, may be awarded up to two times the target percentage of annual salary as set forth in the table below. Once granted, subject to the respective executive officer's employment agreement, the only condition to vesting will be that the executive officer remain in the service of the Partnership until the end of the three-year vesting period. The vesting of service-based equity-based awards, once granted, is not subject to the attainment of any performance criteria.
Objective or Performance-Based Component. The objective or performance-based component will be granted each year at two times the target percentage listed in the table below, but the amount vested at the end of the three-year vesting period will be determined on the vesting date in accordance with a formula (as set forth under “Calculation of Vesting of

Objective Component of Equity-Based Compensation” below) based on the objective average annual total unitholder return and relative performance measures (described below) achieved during the cumulative three-year measurement period prior to the vesting date. While as many as two times the target number of units may vest based on the Partnership's performance, if none or only a portion of phantom units vest as a result of target levels not being met, the unvested portion of phantom units will be forfeited.
All equity-based incentive compensation awards will be phantom units, with associated distribution equivalent rights (“DERs”), up to two times the target amounts reflected as percentages of annual salary as set forth in the following table. The percentages listed below will be applied with respect to the Partnership's and executive officers' performance during fiscal year 2013, but may change in the future at the Committee's discretion.

Executive Officer	Title	Target Value of Phantom Units as a Percentage of Annual Salary
		Subjective	Objective	Total
Cary D. Brown	Chairman of the Board, President and Chief Executive Officer	175%	115%	290%
Paul T. Horne	Executive Vice President and Chief Operating Officer	105%	70%	175%
Kyle A. McGraw	Director, Executive Vice President and Chief Development Officer	105%	70%	175%
James Daniel Westcott	Executive Vice President and Chief Financial Officer	105%	70%	175%
Dan G. LeRoy	Vice President, General Counsel and Secretary	45%	30%	75%

A phantom unit is a notional unit that entitles the holder upon vesting to receive a corresponding number of Partnership units.
The number of phantom units granted for both the subjective and objective unit grants is determined by dividing the dollar amount of the intended grant value by the average closing price of Partnership units for the 20 trading day period ended the last trading day prior to January 1st in the year of the grant. All phantom unit grants vest over a three-year period, at the third anniversary of the initial grant date, or such date as determined by the Committee. With respect to the objective component only, the actual number vested will be determined based on the three-step formula set forth below.
With respect to all phantom unit grants, DERs accumulate and accrue based on the assumed vesting of all phantom units. Payments will be made at vesting of the underlying phantom units. With respect to the objective component only, the actual amounts payable are based solely on the number of vested underlying phantom units at the end of the three-year vesting period.
Calculation of Vesting of Objective Component of Equity-Based Compensation
The objective-based phantom units granted at two times the target level each year are subject to a three-year measurement and vesting period. At the three-year vesting date of the objective or performance-based component of equity-based compensation, the number of phantom units to vest is determined based on the following three-step process, with the total vested amount to be determined by adding the values arrived at in Step 1 and Step 2.
Step 1: 50% of the performance-based award will be a function of the average annual Total Unitholder Return for the Partnership (“Legacy TUR”) and the percentile rank of the Legacy TUR among such upstream master limited partnership (“MLP”) peer companies as determined by the Committee at the beginning of each fiscal year (“Peer Group”). The average annual Legacy TUR or the average annual Total Unitholder Return for any entity in the Peer Group for any performance period means the percentage increase in the value of a $100 investment in a unit or common unit purchased at the average closing price of such a unit or common unit over the 20 trading days prior to January 1 of the year with respect to which the grant is made, assuming such investment is liquidated on the January 1 immediately prior to the vesting date, at a price that is the average price of the unit or common unit over the 20 trading days prior to the liquidation, plus any cash distributions paid in the three-year period from the grant date to the vesting date. The following matrix will be used to determine the Legacy TUR vs.

Peer Group portion of the award. The total grant value to vest is the sum of the results derived from each of the two grids shown below.

Legacy TUR Ranking vs Peer Group*	> =90th %ile	0%	125%	150%	175%	200%
	75th %ile	0%	100%	125%	150%	175%
	50th %ile	0%	75%	100%	125%	150%
	25th %ile	0%	50%	75%	100%	125%
	< =10th %ile	0%	25%	50%	75%	100%

		< =0%	8%	12%	20%	>=25%
		Average Annual Legacy TUR
____________________

*
The current Peer Group consists of Atlas Resource Partners, L.P., Breitburn Energy Partners L.P., Eagle Rock Energy Partners, L.P., EV Energy Partners, L.P., Linn Energy, LLC, LRR Energy L.P., Memorial Production Partners LP, Mid-Con Energy Partners, LP, QR Energy, LP, Pioneer Southwest Energy Partners L.P. and Vanguard Natural Resources LLC. If any company in the Peer Group ceases to be publicly traded during any performance period, the Committee will adjust the composition of the Peer Group as it deems appropriate.

To determine the performance-based awards earned for this Legacy TUR vs. Peer Group component, the percentage determined in accordance with the performance grid (using straight-line interpolation between the percentages given above) is multiplied by 50% and multiplied by the target number of phantom units available for vesting.
Step 2: 50% of the performance-based award will be a function of the Legacy TUR and the percentile rank of the Partnership among a group of MLPs included in the Alerian MLP Index (such group of MLPs as determined by the Committee, excluding publicly traded general partners of MLPs and shipping companies) (the “Adjusted Alerian Index”) based on such entities' average annual Total Unitholder Return. The following matrix will be used to determine the Legacy TUR vs. Adjusted Alerian Index portion of the award.

TUR Relative to Adjusted Alerian Index **	> =90th %ile	0%	125%	150%	175%	200%
	75th %ile	0%	100%	125%	150%	175%
	50th %ile	0%	75%	100%	125%	150%
	25th %ile	0%	50%	75%	100%	125%
	< =10th %ile	0%	25%	50%	75%	100%

		< =0%	8%	12%	20%	>=25%
		Legacy TUR
____________________

**
“Adjusted Alerian Index” means a subset of companies included in the Alerian MLP Index as determined by the Committee and excludes publicly traded general partners of MLPs and shipping companies, as of the beginning of each fiscal year. The calculation of the Adjusted Alerian Index along with calculation of percentile results and the Legacy TUR percentile ranking is subject to third-party review.

To determine the performance-based awards earned on this Legacy TUR vs. Adjusted Alerian Index component, the percentage earned in accordance with the above matrix (using straight-line interpolation between the percentages set forth in the matrix) is multiplied by 50% and multiplied by the target number of phantom units available for vesting.
Step 3: The respective award values arrived at by performing the calculations set forth in Step 1 and Step 2 above will be added to determine the total vested portion of the performance-based equity award with respect to a particular three-year performance period.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy Reserves LP

	By:	Legacy Reserves GP, LLC,
its General Partner

Date: March 13, 2013	/s/ Dan G. LeRoy
Dan G. LeRoy
Vice President, General Counsel and Secretary